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                      EQUITY REGISTRATION RIGHTS AGREEMENT

                            Dated as of June 6, 1997

                         PAGING NETWORK DO BRASIL among

                                      S.A.

                                       and

                         PAGING BRAZIL HOLDING CO., LLC,
                                   as Issuers

                         WARBURG, PINCUS VENTURES, L.P.,
                       PAGING NETWORK INTERNATIONAL N.V.,
                            IVP PAGING (CAYMAN) L.P.,
                        MULTIPONTO TELECOMUNICACOES LTDA.

                                       and

                          TVA SISTEMA DE TELEVISAO S.A.

             as Shareholders to the limited extent set forth herein

                                       AND

                      MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED,

                            BEAR, STEARNS & CO. INC.,

                                       and

                              GOLDMAN, SACHS & CO.,
                             as Initial Purchasers,

                                       AND

                       CHASE MELLON SHAREHOLDER SERVICES,
                     as Transfer Agent to the limited extent
                                set forth herein
--------------------------------------------------------------------------------

            THIS EQUITY REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of June 6, 1997, among Paging Network do Brasil S.A., a Brazilian corporation (the "Company"), Paging Brazil Holding Co., LLC, a Delaware limited liability company (the "LLC"; together with the Company, the "Issuers"), Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("WPV"), Paging Network International N.V., a Netherlands corporation ("PNNV"), IVP Paging (Cayman) L.P., a Cayman Islands exempted limited partnership ("IVP"), TVA Sistema de Televisao S.A., a Brazilian corporation ("TVA"), Multiponto Telecomunicacoes Ltda., a Brazilian limited liability company ("MT"; together with WPV, PNNV, IVP and TVA, the "Shareholders"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch & Co."), Bear, Stearns & Co. Inc. and Goldman, Sachs & Co. (collectively, the "Initial Purchasers") and, as to Sections 3.2 to 3.5 only, Chase Mellon Shareholder Services (the "Transfer Agent"). The Shareholders shall be deemed not to be a party to Sections 2.1, 2.2, 3.5, 3.6, 3.7, 4, 5 and 6 hereof.

            This Agreement is made pursuant to the Purchase Agreement, dated as of May 30, 1997, among the Company, the LLC and the Initial Purchasers (the "Purchase Agreement"), relating to the sale by the Company and the LLC to the Initial Purchasers of an aggregate of 125,000 Units, each Unit consisting of US$1,000 principal amount of 13 1/2% Senior Notes due 2005 (the "Notes") of the Company and one Non-Voting Class B Member Interest (each an "LLC Share") of the LLC. Pursuant to an agreement between the Company and the LLC dated May 29, 1997 (the "Company-LLC Subscription Agreement"), 125,000 shares of common stock (acoes ordinarias), with no par value, of the Company will be issued and delivered by the Company to the LLC for the capital accounts of the holders of LLC Shares issued as a part of the Units. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide to the Holders (as defined herein) the registration rights for the Registrable Securities (as defined herein) set forth in this Agreement and the Shareholders, for themselves and their Affiliates, and have agreed to provide the Holders, among other things, the tag-along rights for the Shares (as defined herein) and Registrable Securities set forth herein. The execution and delivery of this Agreement by each of the parties hereto is a condition to the obligations of the Initial Purchasers to purchase the Units under the Purchase Agreement.

            In consideration of the foregoing, the parties hereto agree as follows:

      1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

            "Advice" shall have the meaning ascribed to that term in the last paragraph of Section 4.

            "Affiliate" means, when used with reference to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the referent Person or such other Person, as the case may be. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), when used with respect to any specified Person, means the power to direct or cause the direction of management or policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

            "Agreement" shall have the meaning ascribed to that term in the preamble hereto.

            "Black Out Period" shall have the meaning ascribed to that term in
      Section 2.1(a).

            "Business Day" shall mean a day that is not a Legal Holiday.

            "Capital Stock" shall mean, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests, member interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into or exercisable or exchangeable for any of the foregoing.

            "Change of Control" shall have the meaning ascribed to that term in the Indenture dated as of June 1, 1997 between the Company and The Chase Manhattan Bank, as Trustee, as in effect on the date hereof.

            "Common Stock" shall mean the common stock (acoes ordinarias), with no par value, of the Company, and any common stock equivalents, participations or interests comparable to any of the foregoing and any options, warrants, subscription bonds or security convertible into or exercisable or exchangeable for any of the foregoing.

            "Company" shall have the meaning ascribed to that term in the preamble hereto and shall also include the Company's successors.

            "Company-LLC Subscription Agreement" shall have the meaning ascribed to that term in the preamble hereto.

            "Company Registrable Securities" means Registrable Securities issued by the Company or any of its successors.

            "Current Market Value" per share of Common Stock of the Company or any other security at any date means (i) if the security is not registered under the Exchange Act, the Fair Market Value of the security or (ii)(a) if the security is registered under the Exchange Act, the average of the daily market prices of the securities for the 20 consecutive trading days immediately preceding such date, or (b) if the securities have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the closing sales prices for all of the trading days before such date for which closing sales prices are available, in the case of each of (ii)(a) and (ii)(b), as certified to the Holders by the President, any Vice President or the Chief Financial Officer of the Company. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any United States national securities exchange or quotation system, the closing sales price, regular way on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange or quotation system and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York, customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value shall be determined as if the securities were not registered under the Exchange Act.

            "Definitive Certificate" refers to Shares that are not represented by the Global Certificate and, instead, are issued in definitive registered form.

            "Demand Registration" shall have the meaning ascribed to that term in Section 2.1(a).

            "Depositary" means The Depository Trust Company, its nominees and successors.

            "Effectiveness Period" shall have the meaning ascribed to that term in Section 2.1(a).

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "Excluded Transfer" shall mean (i) a Transfer by a Shareholder or any of its Affiliates to a Shareholder or an Affiliate of a Shareholder, so long as such transferee agrees to be bound by the transferor's obligations under this Agreement to the same extent as the transferor,
      (ii) a Transfer pursuant to a registered public offering, in which holders of Registrable Securities have available to them (without cut-back) the rights provided under Section 2.2, (iii) a Transfer by one or more Shareholders (other than Transfers pursuant to (i) or (ii)) of 10% or less of the shares of Common Stock held by the Shareholders in the aggregate as of the date hereof or (iv) a Transfer resulting in net proceeds to the Selling Shareholder(s), of US$15,000,000 or less.

            "Fair Market Value" shall mean the value of any securities as determined (without any discount for lack of liquidity, the amount of such securities proposed to be sold or the fact that such securities held by any Holder of such security may represent a minority interest in a private company) by an Independent Financial Expert selected by the Company for the determination of such value.

            "Fully Diluted Shares" shall mean the outstanding shares of Common Stock of the Company, after giving effect to the exercise of all outstanding options, subscription bonds, warrants or other rights or securities to acquire Common Stock.

            "Global Certificate" refers to the initial form of Share certificates which, unless otherwise instructed, will be issued in global form and held by the Depositary.

            "Holder" shall mean the Initial Purchasers, for so long as the Initial Purchasers own any Registrable Securities, and their successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

            "Included Securities" shall have the meaning ascribed to that term in the Section 3.3.

            "Independent Financial Expert" means a United States investment banking firm of international standing in the United States and Brazil (i) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect material financial interest for its proprietary account in the Company or any of its Affiliates and (ii) which, in the judgment of the Board of Directors of the Company, is otherwise independent with respect to the Company and its Affiliates and qualified to perform the task for which it is to be engaged.

            "Initial Public Equity Offering" means a primary public offering (whether or not underwritten, but excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock of the Company or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

            "Initial Purchasers" shall have the meaning ascribed to that term in the preamble hereto.

            "Issuers" shall have the meaning ascribed to that term in the preamble hereto.

            "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in New York, New York or

      Sao Paulo, Brazil are required by law, regulation or executive order to remain closed.

            "Liquidation Event" shall have the meaning set forth in the LLC Agreement.

            "LLC Agreement" shall mean the Limited Liability Company Agreement of the LLC.

            "LLC Shares" shall have the meaning ascribed to that term in the preamble hereto.

            "Lock Up Period" shall have the meaning ascribed to that term in
      Section 2.1(a).

            "Notes" shall have the meaning ascribed to that term in the preamble hereto.

            "Participating Holder" shall have the meaning ascribed to that term in Section 3.3(a).

            "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

            "Piggy-Back Registration" shall have the meaning ascribed to that term in Section 2.2.

            "Proposed Purchaser" shall have the meaning ascribed to that term in
      Section 3.3(a).

            "Proposed Transfer Date" shall have the meaning ascribed to that term in Section 3.3(a).

            "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

            "Purchase Agreement" shall have the meaning ascribed to that term in the preamble hereto.

            "Purchase Election Date" shall have the meaning ascribed to that term in Section 2.1(g).

            "Purchase Offer" shall have the meaning ascribed to that term in
      Section 2.1(g).

            "Purchase Offer Payment Date" shall have the meaning ascribed to that term in Section 2.1(g).

            "Purchase Offer Securities" shall have the meaning ascribed to that term in Section 2.1(g).

            "Registrable Securities" shall mean any of (a) the Shares and (b) any other securities issued or issuable with respect to or in exchange for the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the offering of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder pursuant to such Registration Statement, (b) such securities have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act or are eligible for sale in all respects to the public without volume or manner of sale restrictions under Rule 144(k) (or any similar provision then in force, but not Rule 144A) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company or the LLC, as the case may be, or its transfer agent and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (d) such securities shall have ceased to be outstanding.

            "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Deal-ers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or blue sky laws (including, without limitation, in the event of an underwritten offering, reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, and, in the event of an underwritten offering, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities).

            "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Requisite Shares" shall mean a number of Registrable Securities equivalent to not less than 35% of the Registrable Securities originally issued to the LLC pursuant to the Company-LLC Subscription Agreement.

            "Rule 144" shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

            "Rule 144A" shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time.

            "SEC" shall mean the Securities and Exchange Commission.

            "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

            "Shares" shall mean (a) the LLC Shares sold to the Initial Purchasers as part of the Units pursuant to the Purchase Agreement, whether held by any Initial Purchaser or any subsequent assignee or transferee, (b) the Common Stock issued to the LLC in connection with the transactions contemplated by the Purchase Agreement, whether held by the LLC or any subsequent assignee or transferee and (c) any other securities issued or issuable with respect to or in exchange for the foregoing by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

            "Tag-Along Notice" shall have the meaning ascribed to that term in
      Section 3.3(a).

            "Tag-Along Right" shall have the meaning ascribed to that term in
      Section 3.3(a).

            "Transfer" shall mean, with respect to Common Stock or LLC Shares, any sale, assignment, gift, transfer, exchange, pledge or other disposition.

            "Transfer Agent" shall have the meaning ascribed to that term in the preamble hereto and shall include any other transfer agent or registrar for any of the Shares. The Issuers will be required to cause each such transfer agent to become a party hereto for purposes of Sections 3.5 to 3.7.

            "Transfer Notice" shall have the meaning ascribed to that term in
      Section 3.3(a).

            "Triggering Date" shall mean the day on which a bona fide underwritten public offering of Common Stock is consummated, as a result of which at least 20% of the outstanding shares of Common Stock of the Company are listed on a national securities exchange or the Nasdaq National Market System.

            "Triggering Event" shall mean the occurrence of any of the following: (a) the 90th day (or such earlier date as determined by the Company in its sole discretion) following an Initial Public Equity Offering or (b) the later to occur of (1) a Liquidation Event or (2) the fifth anniversary of the date hereof.

            "Withdrawal Election" shall have the meaning ascribed to that term in Section 2.3(c).

      2. Registration Rights.

            2.1. Demand Registration. (a) Request for Registration. At any time on or after a Triggering Event, Holders owning, individually or in the aggregate, at least the Requisite Shares may make two written requests for registration under the Securities Act of their Company Registrable Securities (a "Demand Registration"). Any such request will specify the number of Company Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Subject to the other provisions of this Section 2.1, the Company shall give written notice of such registration request within 10 days after the receipt thereof to all other Holders. Within 30 days after receipt of such notice by any Holder, such Holder may request in writing that its Company Registrable Securities be included in such registration and the Company shall include in the Demand Registration the Company Registrable Securities of any such selling Holder requested to be so included. Each such request by such other selling Holders shall specify the number of Company Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a demand, the Company will (i) prepare, file with the SEC and use its reasonable best efforts to cause to become effective within 120 days of such demand a Registration Statement in respect of all the Company Registrable Securities which Holders request for inclusion therein; provided that if such demand occurs during a Black Out Period or a period (not to exceed 180 days) during which the Company is prohibited or restricted from issuing or selling Common Stock pursuant to any underwriting or purchase agreement relating to an underwritten public offering of Common Stock or securities convertible into or exchangeable for Common Stock under Rule 144A or registered under the Security Act or any agreement with a securityholder of the Company exercising registration rights pursuant to an agreement in existence on the date hereof (a "Lock Up Period"), the Company shall not be required to notify the Holders of such demand or file such Registration Statement prior to the end of the Black Out Period or Lock Up Period, as the case may be, in which event, the Company will use its best efforts to cause such Registration Statement to become effective no later than 45 days after the end of the Black Out Period or Lock Up Period, as the case may be, and (ii) keep such Registration Statement continuously effective for the shorter of (a) 180 days (the "Effectiveness Period") and (b) such period of time as all of the Company Registrable Securities included in such

Registration Statement have been sold thereunder; provided, however, that the Company may postpone the filing period, suspend the effectiveness of any registration, suspend the use of any Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) in the event that, and for a period, in the case of any particular Demand Registration, not to exceed an aggregate of 45 days ("Black Out Period") if (i) an event or circumstance occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made), not misleading, and (ii)(A) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed; provided, further, that the Effectiveness Period shall be extended by the number of days in any Black Out Period. Subject to Section 2.1(b), the Company shall only be required to register Registrable Securities pursuant to this Section 2.1 once.

            In the event of the occurrence of any Black Out Period during an Effectiveness Period or Lock Up Period, the Company will promptly notify the Holders of Company Registrable Securities thereof in writing.

            (b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration, and thereby satisfy the obligation hereunder, unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Company Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Company Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Holders) for the period of time contemplated hereby, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for the Effectiveness Period, then the Company shall continue to be obligated to effect an additional registration pursuant to this Section 2.1. The Holders of Company Registrable Securities shall be permitted to withdraw all or any part of the Company Registrable Securities from a Demand Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed with the SEC pursuant to a Demand Registration, and subsequently a sufficient number of the Company Registrable Securities are withdrawn from the Demand Registration so that such Registration Statement does not cover that number of Company Registrable Securities at least equal to 25% of the Shares originally issued to the LLC, the Holders who have not withdrawn their Company Registrable Securities shall have the opportunity to include an additional number of Company Registrable Securities in the Demand Registration so that such Registration Statement covers that number of Company Registrable Securities at least equal to 25% of the Shares originally issued to the LLC. If an additional number of Company Registrable Securities is not so included, the Company may withdraw the Registration Statement. Such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1; provided the Holders that requested withdrawal shall be obligated to reimburse the Company for all customary and reasonable out-of-pocket expenses incurred by it in performing its obligations hereunder with respect to such withdrawn Registration Statement.

            (c) Priority in Demand Registrations Pursuant to Section 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the lead managing underwriter advises the Company in writing that, in its view, the number of Company Registrable Securities requested by the Holders to be included in such registration, together with any other securities permitted to be included in such registration pursuant to Section 8(c) hereof exceeds the number which, can be sold without adversely affecting the offering: first, the securities other than the Company Registrable Securities of the Holders included in such registration shall be reduced in their entirety before any reduction of Company Registrable Securities; and second, to the extent the reduction set forth in the immediately preceding clause is insufficient to reduce the number of securities requested for inclusion in such registration to a number, which, in the view of such lead managing underwriter, can be sold without adversely affecting the offer-ing, the number of such Company Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of Company Registrable Securities then held by each such Holder (provided that any Company Registrable Securities thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Company Registrable Securities requested to be included in such registration is less than the number which, in the view of the lead managing underwriter, can be sold without adversely affecting the offering, the Company may include in such registration the securities the Company or any other Person proposes to sell up to the number of securities that, in the view of the lead managing underwriter, can be sold without adversely affecting the offering.

            (d) Selection of Underwriter. If the Holders so elect, the offering of such Company Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Company shall select one or more nationally recognized firms of investment bankers (to whom a majority of Holders making such Demand Registration shall not have reasonably objected) to act as the managing underwriter or underwriters (and if more than one Managing Underwriter is selected, the Company shall also name the lead managing underwriter) in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

            (e) Expenses. The Company will pay all Registration Expenses in connection with the registration requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Company Registrable Securities pursuant to a registration statement requested pursuant to this
Section 2.1.

            (f) Ability of LLC Shareholders to Effect Rights. In the event that the Initial Public Equity Offering occurs but a Liquidation Event has not occurred, Holders of Registrable Securities of the LLC will be entitled to the rights and privileges pertaining to Company Registrable Securities in accordance with each such Holder's Percentage Interest (as defined in the Purchase Agreement) with respect to the Company Registrable Securities held by the LLC notwithstanding that a Liquidation Event has not occurred and Holders may cause the LLC to deliver Company Registrable Securities for inclusion in a Demand Registration pursuant to this Section 2.1.

            2.2. Piggy-Back Registration. If at any time either of the Issuers proposes to file a Registration Statement under the Securities Act with respect to an offering by such Issuer for its own account or for the account of any of its respective securityholders of any class of Common Stock (other than (i) a registration statement on Form S-8, S-4 or F-4 (or any substitute form that may be adopted by the SEC), (ii) a registration statement filed in connection with an offer or offering of securities solely to such Issuer's existing securityholders or (iii) a Demand Registration), then such Issuer shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than 20 Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder (a "Piggy-Back Registration"). Such Issuer shall use its reasonable best efforts to cause the managing underwriter or underwriters of such proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of such Issuer or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof, provided, however, in no event shall such Issuer be required to reduce the number of securities proposed to be sold by such Issuer or alter the terms of the securities proposed to be sold by such Issuer in order to induce the managing underwriter or underwriters to permit Registrable Securities to be included. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to such Issuer of its request to withdraw prior to the effectiveness of the Registration Statement. An Issuer may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided that such Issuer shall give prompt notice thereof to participating Holders. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2, and each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to a registration statement effected pursuant to this Section 2.2.

            No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve an Issuer of its obligation to effect a registration upon the request of Holders pursuant to
Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Registrable Securities in connection therewith shall relieve an Issuer of any other obligation under this Agreement.

            2.3. Reduction of Offering. (a) If the lead managing underwriter of any underwritten offering described in Section 2.2 has informed, in writing, the Holders of the Registrable Securities requesting inclusion in such offering that it is its view that the total number of securities which an Issuer, the Holders and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, including the price at which such securities can be sold, then the number of Registrable Securities to be offered for the account of such Holders and the number of such securities to be offered for the account of all such other Persons (other than the Company) participating in such registration shall be reduced or limited pro rata in proportion to the respective number of securities requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter; provided that if such offering is effected for the account of any securityholder of the Company other than the Holders (either directly or through the LLC), pursuant to the demand registration rights of any such securityholder, then the number of securities to be offered for the account of the Company (if any) and the Holders (but not such securityholders who have exercised their demand registration rights) shall be reduced or limited pro rata in proportion to the respective number of securities requested to be registered to the extent necessary to reduce the total number of securities requested to be included in such offering to the number of securities, if any, recommended by such lead managing underwriter.

            (b) If the lead managing underwriter of any underwritten offering described in Section 2.2 notifies the Holders requesting inclusion of Registrable Securities in such offering, that the kind of securities that such Holders, the Company and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (i) above or (y) if a reduction in the Registrable Securities pursuant to clause (i) above would, in the judgment of the lead managing underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

            (c) If, as a result of the proration provisions of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a Piggy-Back Registration that such Holder has requested to be included, such Holder may elect to withdraw his request to include Registrable Securities in such registration (a "Withdrawal Election"); provided that a Withdrawal Election shall be made prior to the effectiveness of the Registration Statement and shall be irrevocable and, after making a Withdrawal Election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such Withdrawal Election was made.

            (d) Holders of Registrable Securities of the LLC will be entitled to the rights and privileges pertaining to Company Registrable Securities in accordance with each such Holder's Percentage Interest with respect to the Company Registrable Securities held by the LLC notwithstanding that a Liquidation Event has not occurred and Holders may cause the LLC to deliver Company Registrable Securities for inclusion in a Piggy-Back Registration pursuant to this Section 2.3.

      3. Transfers.

            3.1. Generally. All Shares and Registrable Securities at any time and from time to time outstanding shall be held subject to the conditions and restrictions set forth in this Section 3. All shares of Capital Stock of the Issuers now or hereafter beneficially owned by the Shareholders and each of their Affiliates shall be held subject to the conditions and restrictions set forth in this Section 3. Each Holder of Shares and Registrable Securities and each of the Shareholders by executing this Agreement or by accepting a certificate representing Capital Stock or other indicia of ownership therefor from an Issuer agree with each Issuer to such conditions and restrictions.

            3.2. Restrictions on Transfer. (a) The LLC shall keep, at the office or agency maintained by the LLC for such purpose in the City of New York, Borough of Manhattan, a register or registers in which, subject to such reasonable regula-tions as it may prescribe, the LLC shall provide for the registration of, and registration of transfer of, Shares of the LLC as provided in this Article. The Company shall at all times maintain appropriate and customary arrangements providing for the registration of, and registration of transfer of, Shares as provided in this Article. Each person designated by an Issuer from time to time as a person authorized to register the transfer and exchange of the Shares of such Issuer is hereinafter called, individually and collectively, the "Transfer Agent" and shall be required to agree to Sections 3.2 through 3.5 hereof; provided, however, that Banco Itau shall not be required to agree to Section 3.5 to the extent such Section shall be inapplicable to Shares of the Company. The LLC has initially appointed Chase Mellon Shareholder Services as Transfer Agent with respect to Shares of the LLC. The Company has initially appointed Banco Itau S.A. as Transfer Agent with respect to Shares of the Company. The Company shall, promptly following the execution of this Agreement, duly register this Agreement and shall notify Banco Itau thereof. Upon written notice by any Issuer to any acting Transfer Agent, such Issuer may appoint a successor Transfer Agent for such purposes.

            (b) Any Transfer made in violation of this Agreement by a Shareholder or any of its Affiliates shall be deemed null and void and shall not be recorded as a transfer upon the transfer books of the applicable Issuer. Each certificate representing shares of Common Stock held by a Shareholder and each of its Affiliates shall contain conspicuous notation on such certificate indicating that the transfer of such shares is subject to the terms and restrictions of this Agreement, and each of the Shareholders hereby consents to the placement of such legend on the certificate or certificates representing the shares of Common Stock beneficially owned by such party.

            3.3. Tag-Along Rights. (a) In the event of any proposed direct or indirect Transfer of beneficial ownership of Shares (whether now or hereafter issued) by a Shareholder (the "Proposed Seller") or any of its Affiliates in any transaction or series of related transactions (including any proposed direct or indirect transfer of Common Stock by the LLC for the capital account of any Shareholder or any Affiliate having an interest in the LLC) to any Person (other than an Excluded Transfer or a Transfer of beneficial ownership of Common Stock by the LLC to the Member of the LLC whose capital account is at such time credited with such Common Stock upon the occurrence of a Liquidation Event) (such other Person being hereinafter referred to as the "Proposed Purchaser") at any time prior to the Triggering Date, the holders of Shares and Registrable Se-curities shall have the irrevocable right, but not the obligation (the "Tag-Along Right"), to require the Proposed Purchaser to purchase from each of them up to such number of Shares and Registrable Securities (the "Included Securities") determined in accordance with Section 3.3(c). The Proposed Seller shall give written notice (a "Transfer Notice") at least 30 days prior to the date of the proposed Transfer (the "Proposed Transfer Date") to the holders of Shares and Registrable Securities stating (i) the name and address of the Proposed Purchaser, (ii) the proposed amount of consideration, terms and conditions of payment offered by such Proposed Purchaser (if the proposed consideration is not cash, the Transfer Notice shall describe the terms of the proposed consideration) and the time and place of the closing for the proposed Transfer, (iii) the number of shares of Common Stock and other securities proposed to be directly or indirectly Transferred by the Proposed Seller and/or its Affiliates and (iv) either that the Proposed Purchaser has been informed of the Tag-Along Right and has agreed to purchase Shares and Registrable Securities in accordance with the terms hereof or that the Proposed Seller or any of its Affiliates will make such purchase. The Tag-Along Right shall be exercised by any or all of the holders of Shares and Registrable Securities by giving written notice to the Issuers of the Shares or Registrable Securities proposed to be sold ("Tag-Along Notice"), within 15 days of receipt of the Transfer Notice, indicating its election to exercise the Tag-Along Right (the "Participating Holders"). The Tag-Along Notice shall state the amount of Shares and Registrable Securities that such holder proposes to include in such Transfer to the Proposed Purchaser. Failure by any holder to give such notice within the 15-day period shall be deemed an election by such holder not to sell its Shares and Registrable Securities pursuant to that Transfer. The closing with respect to any sale to a Proposed Purchaser pursuant to this Section shall be held at the time and place specified in the Transfer Notice but in any event within 60 days of the Proposed Transfer Date; provided that if through the exercise of reasonable efforts the Proposed Seller or any of its Affiliates is unable to cause such transaction to close within 60 days, such period may be extended for such reasonable period of time as may be necessary to close such transaction. Consummation of the sale of Common Stock or other securities by the Proposed Seller and/or its Affiliates to a Proposed Purchaser shall be conditioned upon consummation of the sale by each Participating Holder to such Proposed Purchaser (or the Proposed Seller) of the Included Securities, if any.

            (b) In the event that the Proposed Purchaser does not purchase Included Securities from the holders on the same terms and conditions as purchased from the Proposed Seller and its Affiliates, then the Proposed Seller or such Affiliate shall purchase, or cause another Person to purchase, such Included Securities if the Transfer occurs.

            (c) Each holder of Shares and Registrable Securities shall have the right to require the Proposed Purchaser to purchase from such holder up to a percentage of the number of Shares and Registrable Securities owned by such holder equaling the percentage derived by dividing the total number of shares of Common Stock that the Proposed Seller and its Affiliates propose to directly or indirectly Transfer by the total number of shares of Common Stock at the time beneficially owned by the Proposed Seller and its Affiliates; provided that in the event of any proposed Transfer, either at a time or as a result of which there would result a Change of Control, each holder of Shares and Registrable Securities shall have the right to require the Proposed Purchaser to purchase all of the Shares and Registrable Securities owned by such holder.

            (d) Any Shares and/or Registrable Securities purchased from the Participating Holders pursuant to this Section 3.3 shall be paid for in the same type of consideration and at the same price per share of Common Stock and upon the same terms and conditions of such proposed Transfer of Common Stock by the Proposed Seller and/or any of its Affiliates. If the Registrable Securities to be purchased include securities or property other than Common Stock, the price to be paid for such securities or property shall be the same price per share or other denomination paid by the Proposed Purchaser for like securities purchased from the Proposed Seller and/or its Affiliates or, if like securities are not purchased from the Proposed Seller and/or its Affiliates by the Proposed Purchaser, the Fair Market Value of such securities. The Proposed Seller shall arrange for payment directly by the Proposed Purchaser to each Participating Holder, upon delivery of the certificate or certificates representing the Shares and/or Registrable Securities duly endorsed for transfer, together with such other documents as the Proposed Purchaser may reasonably request.

            (e) If at the end of 60 days following the Proposed Transfer Date, or as otherwise extended pursuant to the provisions of Section 3.3(a), the sale of Common Stock by the Proposed Seller and/or its Affiliates and the sale of the Included Securities have not been completed in accordance with the terms of the Proposed Purchaser's offer, all certificates represent-ing the Included Securities shall be returned to the Participating Holders, and all the restrictions on Transfer contained in this Agreement with respect to Common Stock beneficially owned by the Proposed Seller and its Affiliates shall remain in effect.

            3.4. Obligation to Sell. If at any time prior to the Triggering Date the Shareholders and/or any of their Affiliates determine to sell all of the Common Stock of the Company then beneficially owned by the Shareholders and their Affiliates to a Person other than an Affiliate of a Shareholder, the Shareholders shall have the right to require the Holders of Registrable Securities to sell such Registrable Securities to such transferee; provided that
(a) the consideration to be received by the Shareholders of Registrable Securities shall be the same type of consideration received by the Shareholders and their Affiliates and, in any event, shall be cash and/or securities registered under the Securities Act and listed on a national securities exchange or authorized for quotation on the Nasdaq National Market System, (b) after giving effect to such transaction, the Shareholders and their Affiliates shall not beneficially own, directly or indirectly, any Capital Stock or rights to purchase Capital Stock of the Company and (c) the foregoing provisions shall not apply to sales of Common Stock by the Company in a registered public offering under the Securities Act or an offering pursuant to Rule 144A. Any Registrable Securities purchased from the Holders pursuant to this Section 3.4 shall be paid for at the same price per share of Common Stock and upon the same terms and conditions of such proposed transfer of Common Stock by the Shareholders and their Affiliates. If the Registrable Securities to be purchased include securities other than Common Stock, the price to be paid for such securities shall be the same price per share or other denomination paid by the Proposed Purchaser for like securities purchased from the Shareholders and their Affiliates or, if like securities are not purchased from the Shareholders and their Affiliates, the Fair Market Value of such securities.

            3.5. Registration of Transfers or Exchanges.

            (a) Transfer or Exchange of Definitive Certificates. When Definitive Certificates are presented to the Transfer Agent with a request from the holder:

      (i)   to register the transfer of the Definitive Certificates; or

      (ii) to exchange such Definitive Certificates for an equal number of Definitive Certificates of other authorized denominations,

the Transfer Agent shall register the transfer or make the exchange as requested if the requirements under this Agreement as set forth in this Section 3.5 for such transactions are met; provided, however, that the Definitive Certificates presented or surrendered by a holder for registration of transfer or exchange:

      (x) shall be duly endorsed or accompanied by a written instruction of transfer or exchange in form satisfactory to the Company and the Transfer Agent, duly executed by such holder or by his attorney, duly authorized in writing; and

      (y) in the case of Shares the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (X) the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto)) after the later of the date of original issuance of the Shares and the last date on which the Company or the LLC or any or their affiliates was the owner of such Shares, or any predecessor thereto, and (Y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date"), such Shares shall be accompanied by the following additional information and documents, as applicable:

            (A) if such Shares are being delivered to the Transfer Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit C hereto); or

            (B) if such Shares are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) (a "QIB") in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto); or

            (C) if such Shares are being transferred to an institutional "accredited investor" within the meaning of subparagraphs
                  (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the
                  Securities Act (an "Institutional Accredited Investor"), delivery by the transferor of a certification to that effect (in substantially the form of Exhibit C hereto), and delivery by the proposed transferee of a Transferee Certificate for Institutional Accredited Investors (in substantially the form of Exhibit D hereto); or

            (D) if such Shares are being transferred in reliance on Regulation S under the Securities Act, delivery by the transferor of a certification to that effect (in substantially the form of Exhibit C hereto), and a Certificate for Regulation S Transfers in the form of Exhibit E hereto; or

            (E) if such Shares are being transferred in reliance on Rule 144 under the Securities Act, delivery by the transferor of (i) a certification from the transferor to that effect (in substantially the form of Exhibit C hereto), and (ii) an opinion of counsel reasonably satisfactory to the Company or the LLC, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

            (F) if such Shares are being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto) and an opinion of counsel reasonably satisfactory to the Company or the LLC, as the case may be, to the effect that such transfer is in compliance with the Securities Act; provided that the Company or the LLC, as the case may be, may, based upon the views of its own counsel, instruct the Transfer Agent not to register such transfer in any case where the proposed transferee is not a QIB, non-U.S. Person (as defined in Regulation S) or Institutional Accredited Investor.

            (b) Restrictions on Transfer of a Definitive Certificate for a Beneficial Interest in a Global Certificate. A Definitive Certificate may not be transferred by a holder for a beneficial interest in a Global Certificate except upon satisfaction of the requirements set forth below. Upon receipt by the Transfer Agent of a Definitive Certificate, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Transfer Agent, together with:

            (A) certification from such holder (in substantially the form of Exhibit C hereto) that such Definitive Certificate is being transferred to a QIB in accordance with Rule 144A under the Securities Act; and

            (B) written instructions directing the Transfer Agent to make, or to direct the Depositary to make, an endorsement on the Global Certificate to reflect an increase in the aggregate amount of the Shares represented by the Global Certificate, then the Transfer Agent shall cancel such Definitive Certificate and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the number of Shares represented by the Global Certificate to be increased accordingly. If no Global Certificate is then outstanding, the Company shall issue and the Transfer Agent shall upon written instructions from the Company authenticate a new Global Certificate in the appropriate amount.

            (c) Transfer or Exchange of Global Certificates. The transfer or exchange of Global Certificates or beneficial interests therein shall be effected through the Depositary, in accordance with this Section 3.5, the Private Placement Legend, this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

            (d) Transfer or Exchange of a Beneficial Interest in a Global Certificate for a Definitive Certificate.

      (i) Any person having a beneficial interest in a Global Certificate may transfer or exchange such beneficial interest for a Definitive Certificate upon receipt by the Transfer Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Certificate, including a written order containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

            (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit C hereto); or

            (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto); or

            (C) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery by the transferor of a certification to that effect (in substantially the form of Exhibit C hereto), and delivery by the proposed transferee of a Transferee Certificate for Institutional Accredited Investors (in substantially the form of Exhibit D hereto); or

            (D) if such beneficial interest is being transferred in reliance on Regulation S under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially in the form of Exhibit C hereto), and (ii) a Certificate for Regulation S Transfers in the form of Exhibit E hereto; or

            (E) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery by the transferor of (i) a certification to that effect (in substantially the form of Exhibit C hereto) and (ii) an opinion of counsel reasonably satisfactory to the Company or the LLC, as the case may be, to the effect that such transfer is in compliance with the Securities Act; or

            (F) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification from the transferor to that effect (in substantially the form of Exhibit C hereto) and an opinion of counsel reasonably satisfactory to the Company or the LLC, as the case may be, to the effect that such transfer is in compliance with the Securities Act; provided that the Company or the LLC, as the case may be, may instruct the Transfer Agent not to register such transfer in any case where the proposed transferee is not a QIB, non-U.S. Person or Institutional Accredited Investor;

            then the Transfer Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Transfer Agent, the aggregate amount of the Global Certificate to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an officers' certificate (a certificate signed by two officers of such company, one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate"), the Transfer Agent will authenticate and deliver to the transferee a Definitive Certificate.

      (ii) Definitive Certificates issued in exchange for a beneficial interest in a Global Certificate pursuant to this Section 3.5(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Transfer Agent in writing. The Transfer Agent shall deliver such Definitive Certificates to the persons in whose names such Shares are so registered and adjust the Global Certificate pursuant to paragraph
            (h) of this Section 3.5.

            (e) Restrictions on Transfer or Exchange of Global Certificates. Notwithstanding any other provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 3.5), a Global Certificate may not be transferred or exchanged as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            (f) Authentication of Definitive Certificates in Absence of Depositary. If at any time:

      (i) the Depositary for the Global Certificates notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Certificate and a successor Depositary for the Global Certificate is not appointed by the Company within 90 days after delivery of such notice; or

      (ii) the Company and, if prior to the occurrence of a Liquidation Event, the LLC, notify the Transfer Agent in writing that it elects to cause the issuance of Definitive Certificates for all Global Certificates under this Agreement, then the Company and, if applicable, the LLC, will execute, and the Transfer Agent will, upon receipt of an Officers' Certificate requesting the authentication and delivery of Definitive Certificates, authenticate and deliver Definitive Certificates, in an aggregate number equal to the aggregate number of Shares represented by the Global Certificate, in exchange for such Global Certificate.

            (g) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Share certificates not bearing the legend set forth in the first paragraph of Exhibit A attached hereto (the "Private Placement Legend"), the Transfer Agent shall deliver Share certificates that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Share certificates bearing the Private Placement Legend, the Transfer Agent shall deliver Share certificates that bear the Private Placement Legend unless, and the Transfer Agent is hereby authorized to deliver Share certificates without the Private Placement Legend if, (i) the requested transfer is not prior to the date which is two years (or such shorter period as may be prescribed by Rule 144(k) (or any successor provision thereto) under the Securities Act or any successor provision thereunder) after the later of the original Issue Date of the Shares or the last day on which the Company or the LLC, as the case may be, or any of its Affiliates was the owner of the Shares or any predecessor security, (ii) there is delivered to the Transfer Agent an opinion of counsel reasonably satisfactory to the Company and the Transfer Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) the Shares to be transferred or exchanged represented by such Share Certificates are being transferred or exchanged pursuant to an effective registration statement under the Securities Act.

            (h) Cancellation or Adjustment of a Global Certificate. At such time as all beneficial interests in a Global Certificate have either been exchanged for Definitive Certificates, redeemed, repurchased or cancelled, such Global Certificate shall be returned to the Company or the LLC, as the case may be, or, upon written order to the Transfer Agent in the form of an Officers' Certificate from the Company or the LLC, as the case may be, retained and cancelled by the Transfer Agent. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for Definitive Certificates, redeemed, repurchased or cancelled, the number of Shares represented by such Global Certificate shall be reduced and an endorsement shall be made on such Global Certificate by the Transfer Agent to reflect such reduction.

            (i) Obligations with Respect to Transfers or Exchanges of Definitive Certificates.

      (i) To permit registrations of transfers or exchanges, the Company or the LLC, as the case may be, shall execute, at the Transfer Agent's request, and the Transfer Agent shall authenticate Definitive Certificates and Global Certificates.

      (ii) All Definitive Certificates and Global Certificates issued upon any registration, transfer or exchange of Definitive Certificates or Global Certificates shall be the valid obligations of the Company or the LLC, as the case may be, entitled to the same benefits under this Agreement as the Definitive Certificates or Global Certificates surrendered upon the registration of transfer or exchange.

      (iii) Prior to due presentment for registration of transfer of any Shares, the Transfer Agent and the Company or the LLC, as the case may be, may deem and treat the person in whose name any Shares are registered as the absolute owner of such Shares, and neither the Transfer Agent nor the Company or the LLC, as the case may be, shall be affected by notice to the contrary.

            (j) Compliance. Other than following the applicable terms and requirements of this Agreement, the Transfer Agent shall have no additional duty to monitor compliance with federal, state or other securities laws.

            3.6. Lost, Stolen, Destroyed, Defaced or Mutilated Share Certificates. Upon receipt by the Company and the Transfer Agent (or any agent of the Company or the Transfer Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Share certificate and of an indemnity bond satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Transfer Agent for cancellation, then, in the absence of notice to the Company or the Transfer Agent that such Share certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Transfer Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Share certificate, a new Share certificate representing a like number of Shares, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Share certificate under this Section in a name other than the prior registered holder of the lost, stolen, destroyed, defaced or mutilated Share certificate, the Company or the LLC, as the case may be, may require the payment from the holder of such Share certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) in connection therewith. Every substitute Share certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Share certificate shall constitute an additional contractual obligation of the Company or the LLC, as the case may be, whether or not the lost, stolen or destroyed Share certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Share certificates duly executed and delivered hereunder. The provisions of this Section 3.6 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Share certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Share certificates.

            3.7. Separation of Shares and Notes. The Notes and the LLC Shares will not be separately transferable until the Separability Date. "Separability Date" shall mean the earliest to occur of: (i) six months after the offering,
(ii) the date on which a registration statement under the Securities Act, with respect to a registered exchange offer for the Notes or covering the sale by holders of the Notes is declared effective under the Securities Act, (iii) the occurrence of an Event of Default (as defined in the Indenture), (iv) immediately prior to the occurrence of a Change of Control (as defined in the Indenture) or (v) such earlier date as may be determined by Merrill Lynch & Co. in its sole discretion and specified to the Company, the LLC, the Trustee, the Transfer Agent and the Unit Agent in writing. Notwithstanding the foregoing, in the event a Change of Control (as defined in the Indenture) is proposed and the Company commences a Change of Control Offer (as defined in the Indenture) prior to the Separability Date, as determined by the preceding sentence, the Separability Date shall be such earlier date of commencement. The separation of the Shares and the Notes is herein referred to as a "Separation."

      4. Registration Procedures.

            In connection with the obligations of the Company with respect to any Registration Statement pursuant to Sections 2.1 and 2.2 hereof, the Company shall:

            (a) A reasonable period of time prior to the initial filing of a Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Holders of the Registrable Securities included in such Registration Statement, and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and such underwriters, if any, and use reasonable commercial efforts to cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such reasonable inquiries as shall be necessary, in the opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities included in such Registration Statement shall reasonably object on a timely basis;

            (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder (except for Black Out Periods); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

            (c) Notify the holders of Registrable Securities to be sold and the managing underwriters, if any, promptly, and (if requested by any such person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed, and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court or any stop order, order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known that makes any statement made in a Registration Statement or related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (d) Use its reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction described in Section 4(h), at the earliest practicable moment;

            (e) If requested by the managing underwriters, if any, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, violate applicable law;

            (f) Upon written request to the Company, furnish to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

            (g) Deliver to each Holder of Registrable Securities to be sold pursuant to a Registration Statement, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

            (h) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where they are not so subject;

            (i) In connection with any sale or transfer of Registrable Securities that will result in such securities no longer being Registrable Securities, cooperate with the Holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two Business Days prior to any sale of Registrable Securities;

            (j) Upon the occurrence of any event contemplated by Section 4(c)(v), except during Black Out Periods as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (k) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Securities, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the underwriters and selling Holders, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) in the case of an underwritten offering, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, addressed to each of the underwriters, and selling Holders), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters or selling Holders; (iii) use their reasonable best efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each of the underwriters and selling Holders, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

            (l) Make available for inspection by a representative of any underwriter participating in any such disposition of Registrable Securities, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, corporate documents and properties of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person or (iv) such information becomes available to such Person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement;

            (m) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158 under the Securities Act; and

            (n) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

            The Company may require a Holder of Registrable Securities to be included in a Registration Statement to furnish to the Company such information regarding (i) the intended method of distribution of such Registrable Securities
(ii) such Holder and (iii) the Registrable Securities held by such Holder as is required by law to be disclosed in such Registration Statement and the Company may exclude from such Registration Statement the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall not be required to provide indemnification to any Underwriter or any other person relating to information referred to in clauses (i) and (ii) provided to the Company in writing specifically for inclusion in such Registration Statement.

            If any such Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or

(ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

            Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

      5. Indemnification and Contribution.

            (a) Each Issuer agrees, jointly and severally, to indemnify and hold harmless each Initial Purchaser, each Holder, each underwriter who participates in an offering of Registrable Securities, their respective Affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

            (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission there-from of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 5(d) below) any such settlement is effected with the written consent of the Issuers; and

            (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

provided that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to any Issuer by an Initial Purchaser, such Holder or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (ii) contained in any preliminary prospectus if such Initial Purchaser, such Holder or such underwriter failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and such Prospectus would have corrected such untrue statement or omission. Any amounts advanced by any Issuer to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to such Issuer if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by any Issuer.

            (b) By accepting the benefits of this Agreement, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, each Initial Purchaser, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Issuers who signed the Registration Statement), employees and agents and each Person, if any, who controls the Issuers, an Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such selling Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto).

            (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 5(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch and, in the case of parties indemnified pursuant to Section 5(b) above, counsel to the indemnified parties shall be selected by the Issuers. Notwithstanding the foregoing sentence, in case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may wish, jointly with any other indemnifying party similarly notified, unless such indemnified party shall have one or more legal defenses available to it which are not available to the indemnifying party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election as aforesaid to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any Judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

            (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

            (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers, each Initial Purchaser and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers, the Initial Purchasers and the Holders, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers, the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of either of the Issuers, on the one hand, and the Initial Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of either of the Issuers, on the one hand, and of the Initial Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either of the Issuers, on the one hand, or by or on behalf of an Initial Purchaser or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Initial Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5, each Affiliate of each Initial Purchaser or a Holder, and each director, officer, employee, agent and Person, if any, who controls an Initial Purchaser or Holder or such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of the any Is-suer, each officer of any Issuer who signed the Registration Statement, and each Person, if any, who controls either Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuers.

      6. Rule 144A and Future IPOs

            (a) The Company and the LLC shall use their respective best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any holder or beneficial owner of Registrable Securities, make available other information as required by, and so long as necessary to permit, sales of Registrable Securities pursuant to Rule 144A. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company or the LLC to register any of its securities pursuant to the Exchange Act.

            (b) The Company hereby agrees not to make an Initial Public Equity Offering of any class of Common Stock without amending, if necessary, the terms of the Company's Estatutos to provide that the existing Common Stock is convertible into such class of Common Stock on a share-for-share basis and that the rights, conditions and privileges attaching to such class of Common Stock are not adverse to holders of the existing Common Stock.

      7. Underwritten Registrations

            No Person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

      8. Miscellaneous

            (a) Remedies. In the event of a breach by the Company, the LLC, any Shareholder or by a holder of Shares of any of its obligations under this Agreement, each holder of Shares, the LLC, any Shareholder and the Company, in addition to being entitled to exercise all rights granted by law, including re-covery of damages, will be entitled to specific performance of its rights under this Agreement. The Company, the LLC, any Shareholder and each holder of Shares agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Except for certain registration rights granted to the Shareholders pursuant to the Registration Rights Agreement, dated as of December 9, 1996, among the Company and the Shareholders, the Company, the LLC and the Shareholders have not entered into and shall not enter into any agreement that is inconsistent with the rights granted to the holders of Shares and indemnified persons in this Agreement or otherwise conflicts with the provisions hereof. Except for certain registration rights granted to the Shareholders pursuant to the Registration Rights Agreement, dated as of December 9, 1996, among the Company and the Shareholders, without the written consent of the holders of a majority of the outstanding Shares (including for this purpose the Percentage Interest of any holder of LLC Shares), the Company, the LLC and the Shareholders have not granted and shall not grant to any Person any rights which conflict with or are inconsistent with the provisions of this Agreement.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the holders of not less than a majority of the then outstanding Shares and/or Registrable Securities, as applicable (including for this purpose the Percentage Interest of any holder of LLC Shares). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 5 shall be made or given otherwise than with the prior written consent of each Holder or former Holder affected thereby.

            (d) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopier:

            (i) if to the Company, the LLC or the Initial Purchasers, as provided in the Purchase Agreement,

            (ii) if to the Shareholders, as follows:

                 Warburg, Pincus Ventures, L.P.
                 c/o E.M. Warburg, Pincus & Co., Inc.
                 466 Lexington Avenue
                 10th Floor
                 New York, New York 10017-3147
                 Attention: Douglas M. Karp

                 Paging Network International N.V.
                 4965 Preston Park Boulevard, Suite 600
                 Plano, Texas 75093

                 IVP Paging (Cayman) L.P.
                 c/o Maples and Calder
                 P.O. Box 309
                 George Town, Grand Cayman
                 Cayman Island, B.W.I.

                 TVA Sistema de Televisao S.A.
                 Rua do Rocio, 313
                 Vila Olimpia
                 Sao Paulo, Brazil

                 Multiponto Telecomunicacoes Ltda.
                 Avenida Presidente Wilson No. 231
                 Rio de Janeiro, Brazil

            (iii) if to any other Person who is then the registered holder of Shares or Registrable Securities, to the address of such holder as it appears in the register therefor of the Company or the LLC, as the case may be.

            Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier;

five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto and shall inure to the benefit of each holder of Shares and Registrable Securities. Neither the Company nor the LLC may assign any of its rights hereunder without the prior written consent of each holder of Shares and Registrable Securities, provided that a merger or consolidation of the Company with another Person pursuant to which the issuer or issuers of any securities issued to holders of Shares or Registrable Securities in connection with such merger or consolidation becomes obligated under this Agreement and each of the Shareholders confirm their agreements with respect to the securities of such issuer or issuers shall not be considered an assignment. Notwithstanding the foregoing, no successor or assignee of the Company shall have any of the rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such Person's acceptance of such rights and obligations. If any transferee of any holder shall acquire Shares or Registrable Securities, in any manner, whether by operation of law or otherwise, such Shares or Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Shares or Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

            (f) Counterparts. This Agreement may be executed by manual or facsimile signature in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

            (g) Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY, THE LLC, THE SHAREHOLDERS AND THE INITIAL PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN

IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

            (h) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise.

            (j) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, each of the Company, PNNV, IVP, TVA and MT (i) hereby designates and appoints CT Corporation System, 1633 Broadway, New York, NY 10019 ("CT Corporation System") (and any successor entity), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in The City of New York, Borough of Manhattan, State of New York or brought under federal or state securities laws, and agrees to furnish to each other party hereto, promptly following the execution hereof, satisfactory evidence that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding and (iii) agrees that service of process upon CT Corporation System and written notice of said service to the Company in accordance with
Section 8(d) shall be deemed in every respect effective service of process upon each of the Issuers and the Shareholders, in any such suit or proceeding.

Each of the Issuers and the Shareholders further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as any of the Units, the Notes, the Exchange Notes or the Private Exchange Notes shall be outstanding; provided that each of the Issuers and Shareholders may and to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein shall, by written notice to the Initial Purchasers, designate such additional or alternative agent for service of process under this Section 8(j) that (i) maintains an office located in the Borough of Manhattan, City of New York, State of New York and (ii) is either (x) counsel for such Issuer or Shareholder or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business. Such written notice shall identify the name of such agent for service of process and the address of the office of such agent for service of process in the Borough of Manhattan, City of New York, State of New York.

            To the extent that any of the Issuers or Shareholders has or hereafter may acquire any immunity from jurisdiction of any court of (i) any jurisdiction in which they own or lease property or assets, (ii) the United States or the State of New York or (iii) the Federative Republic of Brazil or any political subdivision thereof or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property and assets or this Agreement or any of the Units, the Notes, Exchange Notes or Private Exchange Notes (as those terms are defined in the Purchase Agreement) or actions to enforce judgments in respect of any thereof, each of the Issuers and Shareholders hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

            IN WITNESS WHEREOF, the parties have caused this Equity Registration Rights Agreement to be duly executed as of the date first written above.

                                  PAGING NETWORK DO BRASIL S.A.


                                  By:  /s/ Thomas C. Trynin
                                       ----------------------------------------
                                       Name: Thomas C. Trynin
                                       Title: President


                                  PAGING BRAZIL HOLDING CO., LLC


                                  By:  /s/ David E. Libowitz
                                       ----------------------------------------
                                       Name: David E. Libowitz
                                       Title: Manager

                                  WARBURG, PINCUS VENTURES, L.P.
                                  By Warburg, Pincus & Co.
                                   its General Partner

                                  By:  /s/ Douglas M. Karp
                                       ----------------------------------------
                                       Name: Douglas M. Karp
                                       Title: Partner

                                  PAGING NETWORK INTERNATIONAL N.V.


                                  By:  /s/ Barry A. Fromberg
                                       ----------------------------------------
                                       Name: Barry A. Fromberg
                                       Title: Chairman and Chief
                                              Executive Officer

                                  IVP PAGING (Cayman) L.P.

                                  By:  IVP INTERNATIONAL VENTURE
                                         PARTNERS, INC.


                                  By:   /s/ Patrice Etlin
                                       ----------------------------------------
                                       Name:  Patrice Etlin
                                       Title: Partner

                                  TVA SISTEMA DE TELEVISAO S.A.


                                  By:   /s/ Jose Augusto Pinto Moreira
                                        /s/ Giancarlo Francesco Civita
                                       ----------------------------------------
                                       Name:  Jose Augusto Pinto Moreira
                                       Name:  Giancarlo Francesco Civita
                                       Title: Officers

                                  MULTIPONTO TELECOMUNICACOES LTDA.


                                  By:   /s/ Veronica Valente Dantas Rodenburg
                                       ----------------------------------------
                                       Name:  Veronica Valente Dantas Rodenburg
                                       Title: Attorney-in-fact

                                  Chase Mellon Shareholder Services

                                  as Transfer Agent with respect to
                                  Sections 3.2 and 3.5 hereof only


                                  By:   /s/ William T. Beauchamp
                                       ----------------------------------------
                                       Name:  William T. Beauchamp
                                       Title: Assistant Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

BEAR, STEARNS & CO. INC.

GOLDMAN SACHS & CO.

By: Merrill Lynch, Pierce, Fenner & Smith
                Incorporated


By:  /s/ Lisa Craig
    ----------------------------
    Name: Lisa Craig
    Title: Vice President

                                                                       EXHIBIT A


      THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3,) OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD AS MAY BE PRESCRIBED BY RULE 144(K) (OR ANY SUCCESSOR PROVISION THEREOF) UNDER THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE

      UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO RULE 904 OF REGULATION S, (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (3) AGREES THAT IT SHALL BE BOUND, TO THE EXTENT APPLICABLE, BY THE TERMS OF THE EQUITY REGISTRATION RIGHTS AGREEMENT DATED AS OF [ ], 1997 AND (4) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                                                                       EXHIBIT B

                      FORM OF LEGEND FOR GLOBAL CERTIFICATE


            Any Global Certificate authenticated and delivered hereunder shall bear a legend in substantially the following form:

            THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE EQUITY REGISTRATION RIGHTS AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE EQUITY REGISTRATION RIGHTS AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE EQUITY REGISTRATION RIGHTS AGREEMENT.

            UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT C

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                     REGISTRATION OF TRANSFER OF SECURITIES

Re:     PAGING NETWORK DO BRASIL S.A. (the "Company")
        PAGING BRAZIL HOLDING CO., LLC (the "LLC")

        Check the appropriate boxes in A or B below:

            A. This Certificate relates to ____ Common Stock of the Company (the "Common Stock") held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

            B. This Certificate relates to ____ Class B Holding Shares in the LLC held in* ___ book-entry or*_______ certificated form by ______ (the "Transferor").

            The Common Stock or the Class B Holding Shares, as applicable, are herein referred to as the "Securities".

The Transferor:*

            |_| has requested the Transfer Agent by written order to deliver in exchange for its beneficial interest in the Global Certificate held by the Depositary, Securities in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Certificate (or the portion thereof indicated above); or

            |_| has requested the Transfer Agent by written order to exchange or register the transfer of Securities.

            In connection with such request and in respect of such Securities, the Transferor does hereby certify that Transferor is familiar with the Equity Registration Rights Agreement relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 3.5 of such Equity Registration Rights Agreement, and that the transfer of the Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because[*]:

            |_| Such Securities are being acquired for the Transferor's own account, without transfer (in satisfaction of Section 3.5(_) of the Equity Registration Rights Agreement).

            |_| Such Securities are being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A.

            |_| Such Securities are being transferred to an institutional "accredited investor" (within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Act).

            |_| Such Securities are being transferred in reliance on Regulation S under the Act.

            |_| Such Securities are being transferred in accordance with Rule 144 under the Act.

            |_| Such Securities are being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act.


                                            ------------------------------
                                            [INSERT NAME OF TRANSFEROR]


                                            By:
                                                --------------------------

Date:
        ----------------------
        *Check applicable box.

                                                                       EXHIBIT D

                            Form of Certificate to Be
                          Delivered in Connection with
                      Transfers to Institutional Accredited Investors

                                                             -------------, ----

The Chase Manhattan Bank
New York, New York

Attention:  Corporate Trust Department

Re:     PAGING NETWORK DO BRASIL S.A. (the "Company")
        PAGING BRAZIL HOLDING CO., LLC (the "LLC")

        Check the appropriate boxes in A or B below:

            A. This Certificate relates to ____ Common Stock of the Company (the "Common Stock") held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

            B. This Certificate relates to ____ Class B Holding Shares in the LLC held in*___ book-entry or*_______ certificated form by ______ (the "Transferor").

            The Common Stock or the Class B Holding Shares, as applicable, are herein referred to as the "Securities".

Ladies and Gentlemen:

            In connection with our proposed purchase of Securities we confirm that:

            (i) We have received such information as we deem necessary in order to make our investment decision.

            (ii) We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Equity Registration Rights Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compli-ance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

            (iii) We understand that the offer and sale of the Securities has not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities prior to (x) the date which is two years after the later of the date of original issuance of the Securities (or such shorter period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereto) or the last day on which the Company or any affiliate of the Company was owner of such Securities, or any predecessor thereto, and (y) such later date, if any, as may be required by applicable laws, we will do so only (A) to the Company, (B) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Transfer Agent a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) (F) pursuant to an effective registration statement under the Securities Act or (G) pursuant to another available exemption under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

            (iv) We understand that, on any proposed resale of Securities, we will be required to furnish to the Transfer Agent and the Company, such certification, legal opinions and other information as the Transfer Agent and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

            (v) We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experi-ence in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

            (vi) We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Company and any counsel to the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                            Very truly yours,

                                            [Name of Transferee]


                                       By:
                                           ---------------------------------
                                                 [Authorized Signatory]

            Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:
     ------------------------------

Address:
        ---------------------------

Taxpayer ID Number:
                   ----------------

                                                                       EXHIBIT E


                            Form of Certificate to Be
                             Delivered in Connection
                           with Regulation S Transfers

                                                           ---------------, ----

The Chase Manhattan Bank
New York, New York

Attention:  Corporate Trust Department

Re:     PAGING NETWORK DO BRASIL S.A. (the "Company")
        PAGING BRAZIL HOLDING CO., LLC (the "LLC")

        Check the appropriate boxes in A or B below:

            A. This Certificate relates to ____ Common Stock of the Company (the "Common Stock") held in* ___ book-entry or* _______ certificated form by ______ (the "Transferor").

            B. This Certificate relates to ____ Class B Holding Shares in the LLC held in*___ book-entry or*_______ certificated form by ______ (the "Transferor").

            The Common Stock or the Class B Holding Shares, as applicable, are herein referred to as the "Securities".

Ladies and Gentlemen:

            In connection with our proposed sale of Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1) the offer of the Securities was not made to a person in the United States;

            (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed


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

      that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

            (5) we have advised the transferee of the transfer restrictions applicable to the Securities; and

            (6) if the circumstances set forth in Rule 904(c) under the Securities Act are applicable, we have complied with the additional conditions therein, including (if applicable) sending a confirmation or other notice stating that the Securities may be offered and sold during the restricted period specified in Rule 903(c)(2) or (3), as applicable, in accordance with the provisions of Regulation S; pursuant to registration of the Securities under the Securities Act; or pursuant to an available exemption from the registration requirements under the Act.

            You and the Company and any counsel to the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S under the Securities Act.

                                            Very truly yours,

                                            [Name of Transferor]


                                       By:
                                           ---------------------------------
                                                 [Authorized Signature]


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

            Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:
     ----------------------------

Address:
        -------------------------

Taxpayer ID Number:
                   --------------


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